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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported) NOVEMBER 30, 2005

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CREDIT AGREEMENT

On November 30, 2005, Infocrossing, Inc., a Delaware corporation ("Infocrossing") entered into a $70 million senior secured credit facility (the "Credit Agreement"), with each of the banks and other financial institutions that either now or in the future are parties thereto as lenders (the "Lenders"), Bank of America, N.A., as sole and exclusive administrative and collateral agent and as a lender ("Bank of America"), and Banc of America Securities LLC, as sole and exclusive lead arranger and sole book manager ("Banc of America Securities"). Infocrossing's obligations under the Credit Agreement are unconditionally guaranteed by each of its domestic wholly-owned subsidiaries (the "Guarantors"). The Credit Agreement provides for a $55 million term loan facility, subject to amortization pursuant to the provisions of the Credit Agreement, and a $15 million revolving credit facility (including letter of credit and swingline loan subfacilities). The maturity date for both the term loan facility and the revolving credit facility is April 14, 2009. Loans outstanding under the Credit Agreement (other than swingline loans) bear interest at LIBOR plus the Applicable Rate (as such term is defined in the Credit Agreement) or, at the option of Infocrossing, the alternate base rate (the greater of the Bank of America prime rate or the federal funds rate plus one half of one percent (0.50%)) plus the Applicable Rate (as such term is defined in the Credit Agreement). Swingline loans bear interest at the alternate base rate plus the Applicable Rate (as such term is defined in the Credit Agreement) for alternate base rate advances under the revolving credit facility. The terms of the Credit Agreement include various covenants, including covenants that Infocrossing maintain a fixed charge coverage ratio of 1.25 to 1, maintain a certain minimum EBITDA and maintain a total leverage ratio and a senior secured leverage ratio beneath certain maximums. The Credit Agreement also includes customary events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness and bankruptcy-related defaults. If any Event of Default occurs and is continuing, the administrative agent upon instruction from a majority of the lenders may terminate the commitments and may declare all of Infocrossing's obligations under the Credit Agreement to be immediately due and payable.

In connection with the Credit Agreement, Infocrossing entered into a Security Agreement, dated November 30, 2005 (the "Security Agreement"), with certain of its subsidiaries (the "Guarantors"), and Bank of America pursuant to which the Borrower and the Guarantors granted a security interest in certain collateral to the Administrative Agent, for the benefit of the Lenders. The pledged collateral includes substantially all of the grantors' accounts receivable, chattel paper, documents, general intangibles, instruments, inventory, letter-of-credit rights and supporting obligations, deposit accounts and proceeds of the foregoing. Infocrossing also entered into a securities pledge agreement, dated November 30, 2005 (the "Securities Pledge Agreement"), with certain of its subsidiaries (the "Pledgors") and Bank of America, pursuant to which Infocrossing and the Pledgors granted a security interest in certain equity securities held by them to the Administrative Agent for the benefit of the Lenders.

Copies of the Credit Agreement, the Security Agreement and the Pledge Agreement are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this report and are incorporated herein by reference. The descriptions above of the Credit Agreement, the Security Agreement and the Pledge Agreement are qualified in their entirety by the complete text of the Credit Agreement, the Security Agreement and the Pledge Agreement.

AGREEMENT OF SALE AND LEASEBACK

On November 30, 2005, Infocrossing entered into an agreement of sale and leaseback (the "Agreement of Sale and Leaseback") with LSAC Operating Partnership, L.P., a Delaware limited partnership ("LSAC"). Pursuant to the Agreement of Sale and Leaseback, Infocrossing agreed, subject to its acquisition of (i)Structure, LLC, a Delaware limited liability company ("(i)Structure") (see item 2.01 below), to cause (i)Structure to sell and leaseback to LSAC or its designee: (1) its fee simple interest in a certain parcel of land containing a data center with approximately 88,000 rentable square feet in Omaha, Nebraska (the "Omaha Property") and (2) its leasehold interest in a certain parcel of land containing a data center with approximately 60,000 rentable square feet in Tempe, Arizona (the "Tempe Property") (the Omaha Property and the Tempe Property being jointly referred to as the "Properties"), in each case together with all other improvements located thereon. The aggregate purchase price for the Properties under the Agreement of Sale and Leaseback is $25,000,000.00, subject to adjustments as provided for in the agreement. Concurrently with the closing of the sale of the Properties, LSAC agreed to lease or cause its designee to lease the Properties back to (i)Structure pursuant to a lease with an initial term of 20 years (and with two 10-year renewal options). LSAC assigned its rights with respect to the Omaha Property to LSAC Omaha L.P., a Delaware limited partnership, which is the landlord under the leaseback lease for that property (the "Lease"). The closing of the transactions relating to the Tempe Property is subject to customary closing conditions and is expected to occur during the fourth quarter of 2005. Gross proceeds from the sale of the Omaha Property were $11,565,000. The balance of the purchase price for the Omaha Property ($1,285,000) and the consideration to be paid for the Tempe Property ($12,150,000) will be paid by LSAC at the closing of the sale and leaseback of the Tempe Property.

Copies of the Agreement of Sale and Leaseback and the Lease are filed as Exhibit
10.4 and Exhibit 10.5, respectively, to this report and are incorporated herein by reference. The description above of the Agreement of Sale and Leaseback and the Lease is qualified in its entirety by the complete text of the Agreement of Sale and Leaseback and the Lease.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 30, 2005, Infocrossing completed its acquisition of (i)Structure, pursuant to the terms of a Purchase Agreement (the "Purchase Agreement"), dated as of October 24, 2005, by and between Infocrossing and Level 3 Financing, Inc., a Delaware corporation ("Level 3"). Pursuant to the Purchase Agreement, Infocrossing acquired 100 percent of the membership interests of (i)Structure from Level 3 (the "Acquisition"). The purchase price of the Acquisition consisted of cash in the amount of $82.3 million and 346,597 shares of common stock of Infocrossing, $0.01 par value. Infocrossing funded the cash portion of the purchase price through a combination of the net proceeds of $67.0 million from its new $70 million, debt facility which matures April 14, 2009, the net proceeds from the sale/leaseback of the Omaha Property of $11.4 million, and the remainder with available cash.

(i)Structure, headquartered in Broomfield, CO, provides computing operations and managed infrastructure services to enterprise clients from data centers located in the central and western United States, and is recognized for their deep expertise across computing platforms and commitment to client satisfaction. The company's business model is based on signing clients to long-term contracts for managing mainframe, midrange and open system computing platforms, and related network and security services.

The preceding is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to this Form 8-K.

The information from Item 1.01 above is incorporated by reference into this Item 2.01.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information from Item 1.01 above is incorporated by reference into this Item 2.03.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 30, 2005, Infocrossing issued 346,597 shares of common stock, $0.01 par value, to Level 3. The common stock will be issued without registration pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933, as the issuance of common stock pursuant to the Purchase Agreement will not involve a public offering.

The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02.


ITEM 7.01 REGULATION FD DISCLOSURE.

A press release issued by the Company on December 1, 2005, announcing, among other thing, the completion of the (i)Structure acquisition, is attached hereto as Exhibit 99.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, it will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

         (b) PRO FORMA FINANCIAL INFORMATION.

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

         (d) EXHIBITS.

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
----------  --------------------------------------------------------------------

    2.1 Purchase Agreement, dated October 24, 2005, by and between Infocrossing, Inc. and Level 3 Financing, Inc. (incorporated by reference to Exhibit 10 to the current report on Form 8-K of Infocrossing, Inc. filed on October 25, 2005 (File No. 000-20824)).

   10.1 Credit Agreement, dated November 30, 2005, between Infocrossing, Inc., the lenders thereto, Bank of America, N.A. and Banc of America Securities, LLC.

   10.2 Security Agreement, dated November 30, 2005, between Infocrossing, Inc., certain subsidiaries of Infocrossing, Inc., and Bank of America, N.A.

   10.3 Securities Pledge Agreement, dated November 30, 2005, between Infocrossing, Inc., certain subsidiaries of Infocrossing, Inc., and Bank of America, N.A.

   10.4 Agreement of Sale and Leaseback, dated November 30, 2005, between Infocrossing, Inc. and LSAC Operating Partnership, L.P.

   10.5 Lease, dated November 30, 2005, between (i)Structure, LLC and LSAC Omaha L.P.

   99.1        Press Release, dated December 1, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 1, 2005             INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ ZACH LONSTEIN
                                        ---------------------------
                                        Name: Zach Lonstein
                                        Title:  Chief Executive Officer




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                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                                    DESCRIPTION
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    2.1        Purchase Agreement, dated October 24, 2005, by and between
               Infocrossing, Inc. and Level 3 Financing, Inc. (incorporated by reference to Exhibit 10 to the current report on Form 8-K of Infocrossing, Inc. filed on October 25, 2005 (File No. 000-20824)).

   10.1 Credit Agreement, dated November 30, 2005, between Infocrossing, Inc., the lenders thereto, Bank of America, N.A. and Banc of America Securities, LLC.

   10.2 Security Agreement, dated November 30, 2005, between Infocrossing, Inc., certain subsidiaries of Infocrossing, Inc., and Bank of America, N.A.

   10.3 Securities Pledge Agreement, dated November 30, 2005, between Infocrossing, Inc., certain subsidiaries of Infocrossing, Inc., and Bank of America, N.A.

   10.4 Agreement of Sale and Leaseback, dated November 30, 2005, between Infocrossing, Inc. and LSAC Operating Partnership, L.P.

   10.5 Lease, dated November 30, 2005, between (i)Structure, LLC and LSAC Omaha L.P.

   99.1        Press Release, dated December 1, 2005.

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